SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  November 25, 1997

               ORANGE AND ROCKLAND UTILITIES, INC.
     (Exact name of Registrant as specified in its charter)

    Incorporated in New York  1-4315              13-1727729
    (State or Other           (Commission         (IRS Employer
    Jurisdiction of           File Number)        Identification
    Incorporation)                                Number)

        One Blue Hill Plaza, Pearl River, New York  10965
        (Address of principal executive offices)    (zip code)

 Registrant's telephone number, including area code:  (914)352-6000



Items 1. - 4.     Not Applicable.


Item 5.   Other Events

          Reference is made to Item 3, Legal Proceedings, in the Company's Annual Report on Form 10-K for the year ended
     December 31, 1996 and to Part I, Item 2, Management's
     Discussion and Analysis of Financial Condition and Results of Operations under the caption "Rate Activities," in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997, for a description of the New York
     Public Service Commission ("NYPSC") Competitive Opportunities Proceeding (Case Nos. 94-E-0952 and 96-E-0900) and to Part I,
     Item 2, Management's Discussion and Analysis of Financial Condition and Results of Operations under the caption
     "Regulatory Activities," in the Company's Quarterly
     Report on Form 10-Q for the quarter ended September 30, 1997, for a discussion of the Electric Rate and Restructuring Plan (the "Restructuring Plan") entered into by the Company, the NYPSC Staff and other parties and filed with the NYPSC on November 6, 1997 in the NYPSC Competitive Opportunities Proceeding. On November 25, 1997 the NYPSC approved the Restructuring Plan. As set forth in its Order Adopting Terms of Settlement issued and effective
     November 26, 1997, the NYPSC, in approving the Restructuring Plan, offered the Company the opportunity to participate as a bidder in the auction of the Company's generating assets, subject to the conditions that the auction be conducted by an independent third party and that the Company renounce the shareholders' share of any net book gain from the sale provided for in the Restructuring Plan. The NYPSC also stated that if the Company elected to participate in the auction, the shareholders would not be required to absorb their share of any net book loss provided for in the Restructuring Plan. By letter dated December 10, 1997, the Company notified the NYPSC that it has elected not to be a bidder in the auction. Accordingly, the Company will be subject to the terms of the Restructuring Plan as filed on November 6, 1997. On December 11, 1997, in accordance with the Restructuring Plan, the Company submitted its Preliminary Divestiture Plan to the NYPSC Staff and other parties.

          The Company issued the press releases filed herewith as
     Exhibit 99.8 and 99.9 on November 25 and December 11, 1997, respectively.


Item 6.   Not Applicable.


Item 7.   Financial Statements and Exhibits

          Exhibit 99.8 -  Press Release
                          of the Company dated November 25, 1997.

          Exhibit 99.9 -  Press Release
                          of the Company dated December 11, 1997.

          Exhibit 99.10 - NYPSC Order
                          Adopting Terms of Settlement, Issued and
                          Effective November 26, 1997, in Case 96-E-0900.

Item 8.   Not Applicable.


                            SIGNATURE

       Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ORANGE AND ROCKLAND UTILITIES, INC.

                              By:    /s/Robert J. McBennett
                                 Robert J. McBennett, Treasurer







Dated:  December 11, 1997
                          EXHIBIT INDEX




                                                         Page

Exhibit 99.8

Press Release of the Company dated November 25, 1997.


Exhibit 99.9

Press Release of the Company dated December 11, 1997.


Exhibit 99.10

NYPSC Order Adopting Terms of Settlement, Issued and
Effective November 26, 1997, in Case 96-E-0900.